UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Via Renewables, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required.
☒	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On March 28, 2024, Via Renewables, Inc., a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”)  a definitive proxy statement (the “Definitive Proxy Statement”) for the Special Meeting of Shareholders to be held on May 23, 2024 at 10:00 a.m. Central Time (the “Special Meeting”).

On May 2, 2024, the Company’s proxy solicitor for the Special Meeting, Alliance Advisors, sent an e-mail (the “E-Mail”) on the Company’s behalf to certain shareholders of the Company regarding the upcoming Special Meeting to encourage such shareholders to vote. The E-Mail supplements, and in certain instances, may amend certain information in, the Definitive Proxy Statement and the definitive additional materials that the Company has filed with the SEC. No other information in the Definitive Proxy Statement or definitive additional materials has been revised, supplemented or amended. Defined terms used but not defined herein have the meanings given to them in the Definitive Proxy Statement, which should be read in its entirety in conjunction with this proxy supplement.

Below is a copy of the E-Mail:

Subject:	Action Required – Your Investment in: Via Renewables, Inc.

Dear First Last Name:

Alliance Advisors has been engaged by Via Renewables, Inc. (“VIA” or the “Company”) to contact you regarding an important matter pertaining to your investment in the Company. VIA recently sent you proxy materials in connection with the Special Meeting of Shareholders of the Company, which is scheduled to be held on Thursday, May 23, 2024 (the “Special Meeting”) to consider and vote upon, among other things, the Agreement and Plan of Merger (the “Merger Agreement”) detailed in the proxy materials. The terms of the Merger Agreement to be voted upon at the Special Meeting are fully described in the proxy materials that were previously sent to you.

Our records indicate you may have not yet voted your shares. If you already have voted, we thank you for your prompt response. If you have not voted your shares, the VIA Board of Directors encourages you to submit your vote in favor of the proposals as soon as possible.

Please Vote Your Proxy Today! Your Vote is Extremely Important No Matter How Many Shares You Hold.

Voting is easy!

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-866-612-8434 between the hours of 9:00am - 10:00pm EST, Monday through Friday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before May 23, 2024.

Additional Information and Where to Find It

More detailed and updated information regarding the Merger and Transactions is set forth in the Definitive Proxy Statement and other materials filed or to be filed with the SEC in connection with the Merger. Shareholders can obtain the Definitive Proxy Statement, any amendments or supplements to the Definitive Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Company’s website at http://www.viarenewables.com. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT MATERIALS IN THEIR ENTIRETY BEFORE MAKING A VOTING DECISION AS THEY CONTAIN IMPORTANT INFORMATION.

Participants in the Solicitation

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Merger and Transactions. Information regarding the ownership of the Company’s directors and executive officers in the Company’s Common Stock is included in its SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website (http://www.viarenewables.com), or through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the Definitive Proxy Statement and other materials filed with the SEC in connection with the Merger.

Cautionary Note Regarding Forward Looking Statements

This communication contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the Company’s control. These forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, can be identified by the use of forward-looking terminology including “may,” “should,” “could,” “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “plan,” “intend,” “project,” or other similar words. All statements, other than statements of historical fact, included in this communication related to the Merger, including its timing and effects, conditions to closing and approval requirements, are forward looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurance that such expectations will prove correct.

The forward-looking statements in this communication are subject to risks and uncertainties. Important factors that could cause actual results to materially differ from those projected in the forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or change in vote recommendation; the inability to complete the proposed Merger due to the failure to obtain shareholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger; the failure of the proposed Merger to close for any other reason; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transactions contemplated by the Merger Agreement, including the Merger; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the Merger Agreement or otherwise; the risk that the pendency of the proposed Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed Merger; the effect of the announcement of the proposed Merger on the Company’s relationships with its contractual counterparties, operating results and business generally; and the amount of the costs, fees, expenses and charges related to the proposed Merger.

Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended December 31, 2023, under the heading “Item 1A. Risk Factors,” and in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

You should review the risk factors and other factors noted throughout this communication that could cause the Company’s actual results to differ materially from those contained in any forward-looking statement. All forward-looking statements speak only as of the date of this communication. Unless required by law, the Company disclaims any obligation to publicly update or revise these statements whether as a result of new information, future events or otherwise. It is not possible for the Company to predict all risks, nor can it assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.